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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form 11-K of our report dated June 13, 2001 included in Powergen plc's previously filed Registration Statement File No. 55690.

/s/ Arthur Andersen LLP
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Louisville, Kentucky
June 29, 2001